1 CONSULTING SERVICES AGREEMENT THIS CONSULTING SERVICES AGREEMENT (this “Agreement”) is made as of September1, 2022 (the “Effective Date”), and by and between JASON ZHANG (“Consultant”), and Applied Blockchain, Inc. (“Company”). Consultant and Company are collectively referred to herein as, the “Parties.” The Company desires to engage Consultant to provide the services described below, and Consultant desires to perform such services for the Company. In consideration of the premises and the mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the Parties do hereby agree as follows: 1. Term. The term of this Agreement shall begin on the Effective Date and shall continue for a period of three (3) years thereafter, subject to the termination provisions herein (the “Term”). Should the parties wish to extend the Term, they shall negotiate in good faith an extension that is mutually agreeable. 2. Services. Consultant agrees to provide ongoing advice and guidance, and to perform such services including, but not limited to, oversight of the management team and assistance, as necessary, to the CEO. All services and assistance rendered by Contractor pursuant to this Section 2 shall be collectively referred to as the “Services.” 3. Fees and Expenses; Equity. (a) Subject to the terms and conditions set forth in this Agreement, Company hereby agrees to pay the Consultant: (I) $25,000 per month, payable on or about the first day of each month during the Term (the “Monthly Fee”) (II) Annual bonus potential of up to 100% of the base Monthly Fee ($25,000 per month), paid out at the end of each fiscal year, starting from the new fiscal year beginning June 2022 (III) One-time signing bonus of $250,000 (corresponding to services provided from August 2021 through May 2022) to be paid no later than March 1, 2023. (b) Consultant shall be responsible for paying his own expenses in connection with the performance of the Services hereunder. Notwithstanding the foregoing, the Company agrees that it will reimburse Consultant for certain, limited, reasonable and necessary business development expenses (i.e., equipment, travel, meals, mileage), provided, proper paper substantiation in the form of receipts is timely provided. (c) As equity compensation payable to Consultant under this Agreement for the Services, on the Effective Date, the Company issues to Consultant, 5,000,000 (five million) restricted shares (the “Consultant Shares”) of Common Stock of the Company (the “Common Stock”), subject to the vesting schedule set forth below. The Consultant Shares shall vest according to the following schedule: DocuSign Envelope ID: B1343141-0F88-4C0C-88D4-D5C21C059296

2 (I) 4,386,848 (four million three hundred eighty-six thousand eight hundred forty-eight) of the Consultant Shares will vest upon the first anniversary of the signing of this Agreement; the remaining 613,152 ( six hundred thirteen thousand one hundred fifty-two) of the Consultant shares will vest on the second anniversary of the signing of this agreement, with the stipulation that the Consultant remains as a consultant. The Consultant Shares will be subject to the specific terms of a separate award agreement that will be provided to the Consultant and will reflect all applicable terms and provisions of the Restricted Stock award. (d) Consultant hereby authorizes the Company to withhold shares of Common Stock from the shares of Consultant Stock otherwise issuable or deliverable to the Consultant as a result of the vesting of the Consultant Stock to satisfy any federal, state or local tax withholding obligations of the Consultant. (e) Notwithstanding any action the Company takes with respect to any or all income tax or other tax-related withholding (“Tax-Related Items”), the ultimate liability for all Tax- Related Items is and remains Consultant’s responsibility and the Company (a) makes no representation or undertakings regarding the treatment of any Tax-Related Items in connection with the grant, vesting or settlement of the Consultant Shares or the subsequent sale of any shares; and (b) does not commit to structure the Consultant Shares to reduce or eliminate Consultant’s liability for Tax-Related Items. 4. Independent Contractor. The Parties agree that Consultant is and shall be an independent contractor with respect to Company. There is no employment relationship between the parties. The Services shall be performed by the Consultant under his own superintendence and at his own risk. Consultant shall be responsible for utilizing his own equipment and contacts in connection with the Services. 5. Taxes and Reporting Requirements. Consultant covenants and agrees that he will prepare all applicable income and information tax returns and all other governmental reports of any kind and report all taxes resulting from the performance of the Services in a manner consistent with this Section 5. Consultant shall be liable for and shall indemnify Company with respect to all taxes, contributions and penalties imposed on Company by any governmental or other public authority having jurisdiction with respect to or measured by the income or profit received by Consultant pursuant to this Agreement, including all payment and contribution requirements pursuant to workers’ compensation, employment insurance and income tax, or any such similar legislation or requirement as may be in force from time to time. 6. Non-Exclusive Relationship. Consultant performs and may continue to perform services for and on behalf of third parties; provided, however, that the performance of services for third parties does not create a conflict of interest in respect of Consultant’s responsibilities and obligations to Company pursuant to this Agreement or otherwise cause Consultant to violate any of the terms or conditions set forth herein. 7. Restrictive Covenants. As used herein, “Restrictive Covenants” refers to the matters discussed in this Section 7. 7.1. Protection of Confidential Information. (a) Access. Company and Consultant acknowledge that to assist Consultant in the performance of the Services hereunder, Consultant will, from time to time, receive or have access to Confidential Information (as defined below) owned by the Company, its affiliates and/or third DocuSign Envelope ID: B1343141-0F88-4C0C-88D4-D5C21C059296

3 persons (including Clients (defined below) and prospective Clients (also defined below) who have furnished such information and materials to the Company under obligations of confidentiality). (b) Definitions. (1) Confidential Information. “Confidential Information” means any and all trade secrets concerning the business and affairs of the Company or its affiliates, Clients, and Third Party Relationships, including, but not limited to, vendor lists, vendor information, supplier information, pricing data and information, product specifications, inventions, past, current and planned research and development, current and planned manufacturing and distribution methods and processes, customer lists, current and anticipated customer requirements, market studies, business plans, and computer software and programs; provided, however, that Confidential Information does not include any of the foregoing that becomes generally known to and available for use by the public other than as a result of the Consultant’s acts or omissions. (2) Client. “Client” means any individual, business, partnership, corporation, association, or other entity to whom services have been provided or products have been sold by the Company or one of its affiliates during the time frame in which Consultant provides services to the Company. (3) Restricted Period. “Restricted Period” refers to the period Consultant provides Services to the Company and for twelve (12) months immediately following the termination of Consultant’s retention for any reason. (4) Third Party Relationships. “Third Party Relationships” means any of the Company’s or its affiliates’ suppliers, vendors, referral sources, financial institutions, or any other business, entity, or individual that works with the Company or its affiliates. (c) Non-Disclosure. Consultant shall hold in strict confidence and shall not directly or indirectly disclose, disseminate, publicize, use, copy or make lists of any, or use any Confidential Information, except to the extent authorized in writing by the Company or required by any court or administrative agency of competent jurisdiction, other than: (I) to an authorized employee or authorized independent contractor or authorized agent of the Company; or (ii) to a person to whom disclosure is, or use of which is, reasonably necessary or appropriate in connection with the performance by the Consultant of the Consultant’s Services to the Company as set forth in this Agreement. 7.2. Return of Documents. All records, files, notes or other documents or materials, whether in written or electronic form, and all copies thereof, relating to the Company or its operations, business or affairs that the Consultant shall prepare, use or is provided with in connection with the Consultant’s Services, shall be and shall remain the sole and exclusive property of the Company. Consultant shall promptly return to the Company all such records, files, notes or other documents, including, without limitation, Confidential Information, or materials and copies thereof in the Consultant’s possession or under the Consultant’s custody or control upon the termination of this Agreement or such earlier time or times as the Company may request. 7.3. Non-Solicitation of Clients and Personnel; Non-Interference. Consultant acknowledges and agrees that (is) the Company has made substantial investments to develop its business interests and goodwill and to provide special training and access to Confidential Information to Consultant for the performance of Consultant’s duties hereunder; and (ii) the success of the Company’s business in the DocuSign Envelope ID: B1343141-0F88-4C0C-88D4-D5C21C059296

4 marketplace depends upon its goodwill and reputation for quality and dependability. During the Restricted Period (defined above), Consultant (individually, or through or on behalf of any entity, person, corporation, or partnership) shall not, in any capacity or for anyone other than the Company, directly or indirectly, without the prior written consent of the Board of the Company: (a) induce, recruit, solicit, entice, or attempt to induce, recruit, or solicit any Client or Third-Party Relationship to terminate, alter, or limit its, his, or her relationship with the Company; (b) interfere with the Company’s relations with its Clients or Third-Party Relationships, or otherwise divert business from the Company; or (c) take away or assist others in recruiting, soliciting or hiring any person or entity who Consultant comes into contact with directly as a result of Consultant’s retention by the Company, or encourage such person or entity to terminate his employment or independent contractor relationship with the Company or representative of the Company, other than pursuant to general advertisements. 7.4. Enforcement. Consultant agrees that a breach or a threatened or reasonably anticipated breach on his part of the Restrictive Covenants will cause such damage to the Company as will be irreparable and for that reason Consultant further agrees that the Company shall be entitled to injunctive or other equitable relief as determined by any court of competent jurisdiction. The Company is entitled to such relief in a court of competent jurisdiction to secure emergency relief notwithstanding Section 10. If any such injunctive or other equitable relief is granted, the Company shall be entitled to discontinue making any payments to the Consultant under the terms of this Agreement until such time as the Consultant is in compliance with the Restrictive Covenants as written, or as modified by a court of competent jurisdiction. This right to pursue injunctive relief shall be cumulative and in addition to any and all other remedies the Company may have, including, specifically, recovery of damages. 7.5. Extension of Restricted Period for Injunctive Relief. If the Consultant violates the Restrictive Covenants and the Company brings legal action for injunctive or other relief under Section 7.4, the Company shall not be deprived of the benefit of the full period of the Restrictive Covenants as a result of the time spent by the Company in obtaining such relief and the Restricted Period shall be tolled for the duration of any period during which the Company seeks and obtains such relief from a court of competent jurisdiction. 7.6. Reasonableness of Restrictions. Consultant expressly acknowledges and agrees that the Restrictive Covenants are reasonable as to both scope and time. 8. Termination of Agreement. This Agreement may be terminated at any time prior to or after the Effective Date, without justification, by either Party (the “Terminating Party”) by giving to the other Party ten (10) days’ prior written notice of the Terminating Party’s intent to terminate this Agreement. Such termination shall not prejudice any remedy that either Party may have at law, in equity or under this Agreement. 9. Notices. All notices, requests, consents and other communications provided for herein shall be in writing and shall be (I) delivered in person, (ii) transmitted by telecopy or email, (iii) sent by first-class, registered or certified mail, postage prepaid or (iv) sent by reputable overnight courier service, fees prepaid, to the recipient at the address or telecopy number set forth below. 10. Arbitration. Except as otherwise provided below, all claims, disputes, controversies, and causes of action arising hereunder or otherwise related to Consultant’s Services with the Company shall be DocuSign Envelope ID: B1343141-0F88-4C0C-88D4-D5C21C059296

5 finally resolved by arbitration administered by JAMS under and in accordance with its Comprehensive Arbitration Rules, and judgment on the award rendered by the arbitrator may be entered by any court having competent jurisdiction in accordance with this Agreement. Arbitration must be initiated within 180 days of the date the claim arises, unless a longer time period for commencing an action is provided under federal or state law. The arbitration shall take place in Dallas, Texas. The Party initiating arbitration shall request a list of eleven (11) impartial arbitrators from the office of JAMS in Dallas, Texas. From this list, the Parties will alternately strike arbitrators (with the Party initiating arbitration making the first strike) until one name is left. Discovery in the arbitration shall be as limited as reasonably possible. The arbitration, including the hearing and record of the proceedings, are confidential and shall not be open to the public unless all Parties agree in writing or as otherwise required by applicable law. The prevailing Party shall be reimbursed its costs, including reasonable attorneys’ fees and arbitration expenses proportionate to the degree of its success from the other Party. 11. Miscellaneous. (a) Amendments. This Agreement may be modified or amended only with the prior written consent of each of the Parties hereto. (b) Entire Agreement. This Agreement (I) contains the complete and entire understanding and agreement of the Parties hereto with respect to the subject matter hereof and (ii) supersedes all prior and contemporaneous understandings, conditions and agreements, oral or written, express or implied, respecting the engagement of the Consultant in connection with the subject matter hereof. (c) Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the Parties hereto shall bind and inure to the benefit of the respective successors and assigns of the Parties hereto whether so expressed or not. (d) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement. (e) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one Party, but all such counterparts taken together shall constitute one and the same agreement. (f) Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. The use of the word “including” in this Agreement shall be by way of example rather than by limitation. (g) Governing Law/Forum Selection Clause. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas. The Parties agree that any dispute arising out of this Agreement will be litigated exclusively in state or federal court in Dallas County, Texas. DocuSign Envelope ID: B1343141-0F88-4C0C-88D4-D5C21C059296

6 IN WITNESS WHEREOF, the Parties hereto have executed this Consultant Services Agreement on the date first written above. COMPANY: APPLIED BLOCKCHAIN, INC. By: Name: David Rench Title: CFO CONSULTANT: By: Name: Jason Zhang Address: 2230 Evergreen Point Rd Medina, WA 98039 Email: Jason@applieddigital.com DocuSign Envelope ID: B1343141-0F88-4C0C-88D4-D5C21C059296